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Summary Prospectus | August 1, 2014




Tax-Exempt Portfolio




 CLASS/Ticker    SERVICE SHARES    CHSXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/ moneypros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 730-1313 or asking your financial advisor. The prospectus and SAI, both dated August 1, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


Management fee                            0.07
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Distribution (12b-1) fees                 0.60
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Other expenses                            0.38
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TOTAL ANNUAL FUND OPERATING EXPENSES      1.05
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EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $107         $334       $579    $1,283
---  ----         ----       ----    ------

PRINCIPAL INVESTMENT STRATEGY


The fund normally invests at least 80% of its net assets in municipal securities, the income from which is free from regular federal income tax and alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.


The fund is a money market fund that is managed in accordance with federal regulations, which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.


The fund may invest in municipal trust securities (MTRs), general obligation and revenue notes and bonds, municipal obligations backed by third parties, obligations of the territories of the US and other municipal instruments paying a fixed, variable or floating interest rate.


The fund is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money market fund is designed to offer.


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets.

INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund's ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt and the fund's share price could fall below $1.00 if an issuer suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


LIQUIDITY RISK. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio securities can adversely affect the fund's ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities.


Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the fund to be unable to pay redemption proceeds within a short period of time. If the fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the fund's ability to maintain a $1.00 share price.


MUNICIPAL SECURITIES RISK. The fund will be impacted by events in the municipal securities market. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds and could result in a decline in share price.


MUNICIPAL TRUST RECEIPTS RISK. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.


TAX RISK. Any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income at both the state and federal levels, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. New federal or state governmental action could adversely affect the tax-exempt status of securities held by the fund, resulting in a higher tax liability for shareholders and potentially hurting fund performance as well.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of the fund's holdings in Puerto Rico municipal obligations.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


REGULATORY RISK. In July 2014, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The fund is required to comply with money market reform over the next 2 years. As a result, the fund may be required to take certain steps that will impact its structure and/or operations, which could impact the return potential of the fund.



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                                                            Tax-Exempt Portfolio


                                               SUMMARY PROSPECTUS August 1, 2014

PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.


Performance prior to class inception is based on the performance of the fund's Deutsche Tax-Exempt Cash Institutional Shares, adjusted to reflect the higher expenses of Service Shares. Deutsche Tax-Exempt Cash Institutional Shares are offered in a separate prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Service Shares)

Returns for other classes were different and are not shown here.



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[BAR GRAPHIC DATA]




  2004    2005      2006      2007      2008      2009      2010    2011    2012    2013
  0.26    1.44      2.47      2.70      1.38      0.02      0.01    0.02    0.02    0.04




Best Quarter: 0.70%, Q2 2007       Worst Quarter: 0.00%, Q1 2010
Year-to-Date as of 6/30/14: 0.00%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2013 expressed as a %)


           CLASS          1          5         10
       INCEPTION       YEAR      YEARS      YEARS
     -----------  ---------  ---------  ---------
     5/13/2005        0.04       0.02       0.83
---  ---------        ----       ----       ----

Total returns would have been lower if operating expenses hadn't been reduced.


For more recent performance information, contact the financial services firm from which you obtained this prospectus.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $1,000 and the minimum investment with an automatic investment plan is $50. The minimum additional investment is $100. However, your financial advisor may set its own minimum investment.


TO PLACE ORDERS

The fund is available only through a financial advisor, such as a broker or financial institution. You should contact a representative of your financial advisor for instructions on how to buy or sell fund shares. However, if your shares are registered directly with the fund's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:



TYPE               ADDRESS
-----------------  ---------------------------------
REGULAR MAIL
  Exchanges and    DeAWM Service Company
  Redemptions      Attn: Institutional Trading Desk
                   P.O. Box 219151
                   Kansas City, MO 64121-9151


TAX INFORMATION


The fund's distributions are generally exempt from regular federal income tax. A portion of the fund's dividends may be subject to federal income tax, including the federal alternative minimum tax.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


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                                                            Tax-Exempt Portfolio
                                   SUMMARY PROSPECTUS August 1, 2014 SERVTEX-SUM